UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 3, 2006


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


FLORIDA                                    000-30932               98-0346454
-------                                   ---------                ----------
(STATE OR OTHER JURISDICTION)     (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                          --------------



                       ----------------------------------

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 40.13e-4(c))





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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OF BYLAWS;
           CHANGE IN FISCAL YEAR.


Effective January 3, 2006, the Company amended its bylaws to permit the Board of Directors to appoint additional persons to serve as members of the Board of Directors prior to the next election of directors by the shareholders.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

Date: January 3, 2006
                                 By:      /S/ JOEY SCHWARTZ
                                    --------------------------------------------
                                      Joey Schwartz, Chief Financial Officer